                                                              EXHIBIT 99.6

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. WHEN CONSIDERING WHAT ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN PERSONAL FINANCIAL ADVICE FROM YOUR STOCKBROKER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986 IMMEDIATELY.

Schroders, which is regulated by The Securities and Futures Authority Limited, is acting exclusively for Telewest in connection with the Offer, Schroders is not acting for, and will not be responsible to, anyone other than Telewest for providing the protections afforded to customers of Schroders or for giving advice in relation to the Offer.

This document should be read in conjunction with the accompanying offer document dated 29 June 1998 (the "Offer Document") and with the accompanying disclosure document dated 29 June 1998 ("the Disclosure Document") relating to Telewest, which has been prepared in accordance with the Listing Rules made under section 142 of the Financial Services Act 1986 and a copy of which has been delivered to the Registrar of Companies in England and Wales for registration in accordance with Section 149 of that Act.

If you have sold or transferred all your General Cable shares, please send this document and the accompanying Disclosure Document, Offer Document and reply-paid envelope to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for commission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

Application has been made to the London Stock Exchange for the new Telewest shares to be issued pursuant to the Offer to be admitted to the Official List.

-------------------------------------------------------------------------------

                  FORM OF ACCEPTANCE, AUTHORITY AND ELECTION

                               RECOMMENDED OFFER

                                      BY

                                   SCHRODERS

                                 ON BEHALF OF

                       TELEWEST COMMUNICATIONS PLC

                                      FOR

                               GENERAL CABLE PLC

-------------------------------------------------------------------------------

UNLESS THE CONTEXT OTHERWISE REQUIRES, THE DEFINITIONS CONTAINED IN THE OFFER DOCUMENT ALSO APPLY IN THIS FORM.

                              ACTION TO BE TAKEN

 . To accept the Offer in its basic form and/or to make an election under the Mix and Match Election facility complete this Form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

 . Return this Form, duly completed and signed and accompanied (if your General
  Cable shares are in certificated form) by your certificate(s) and/or other document(s) of title, by post or by hand, to Lloyds Bank Registrars. The Causeway, Worthing, West Sussex BN99 6DA or, by hand only, to Lloyds Bank Registrars, Antholin House, 71 Queen Street, London EC4, as soon as possible, but in any event so as to arrive no later than 3.00 pm (London time), 10.00 am (New York City time), on 13 August 1998. A first class reply-paid envelope (for use within the UK only) is enclosed for documents lodged by post.

 . If your General Cable shares are in uncertificated form (that is, in CREST), you should return this Form and take the action set out in paragraph 22 of the letter from Schroders contained in the Offer Document to transfer your General Cable Shares to an escrow balance. For this purpose, the participant ID of the escrow agent is 2RA69, the member account ID is RA589401 and the Form of Acceptance reference number of this Form (for insertion in the first eight characters of the share note field on the TTE instruction) is shown below. You should ensure that the transfer to escrow settles not later than
  3.00 pm (London time), 10.00 am (New York City time), on 13 August 1998. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

 . If you hold General Cable shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, you should complete a separate Form for General Cable shares held in uncertificated form but under a different member account ID, and for General Cable shares held in certificated form but under a different designation. You can obtain further Forms of Acceptance by contacting Lloyds Bank Registrars (Telephone number: 01903 702767).

 . If your General Cable shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s).

 . PLEASE READ PARTS B AND C OF APPENDIX I TO THE OFFER DOCUMENT, THE TERMS OF
  WHICH ARE INCORPORATED IN AND FORM PART OF THIS FORM.

 . If you hold General Cable shares jointly with others, you must arrange for all your co-holders to sign this Form.

 . A Form of Acceptance contained in an envelope postmarked in Canada, Australia or Japan or otherwise appearing to Telewest or its agents to have been sent from Canada, Australia or Japan will not constitute a valid acceptance of the Offer.

IF YOU ARE IN ANY DOUBT AS TO HOW TO FILL IN THIS FORM, PLEASE CONTACT LLOYDS BANK REGISTRARS (TELEPHONE: 01903 702767).

The Form of Acceptance reference number for this Form is

HOW TO COMPLETE THIS FORM
The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form.

-------------------------------------------------------------------------------

[1]  THE OFFER                                            Complete here [_]

     To accept the Offer,       and/or Box [6]. If        [3], you will be
     insert in Box [1]          you do not wish to        deemed to have
     the total number of        make an election          accepted the Offer in
     General Cable shares       under the Mix and         respect of your
     for which you wish to      Match Facility you        entire holding of
     accept the Offer,          should not complete       General Cable shares
     whether or not you         Box [2] (in which         (being your entire
     wish to make an            case you will receive     holdings under the
     election under the         the Basic Terms).         name(s) and
     Mix and Match              If no number, or a        address(es) specified
     Election facility.         number greater than       in Box [4] or, if
     You must also sign         your entire holding       your General Cable
     Box [3] in                 of General Cable          shares are in CREST,
     accordance with the        shares, is inserted       under the participant
     instructions set out       in Box [1] and you        ID and member account
     herein and complete        have signed Box           ID specified in
     Box [4] and, if                                      Box [6]).
     appropriate, Box [5]
-------------------------------------------------------------------------------

[2]  THE MIX AND MATCH ELECTION                           Complete here [_]

     To elect to vary the       You must also             If the number in
     proportion in which        complete Boxes [1]        Boxes [2A] or [2B]
     you receive new            and [4] and sign Box      does exceed the number
     Telewest shares and        [3] in accordance         inserted or deemed to
     cash in respect of         with the instructions     be inserted in Box
     your holding of            set out herein.           [1] you will be
     General Cable shares.      The number in Box [2A]    deemed to have made
     (a) you should insert      or the number in Box      an election in
         in Box [2A] the        l2B must not exceed       respect of your
         number of General      the number inserted       entire holding of
         Cable shares in        or deemed to be           General Cable shares
         respect of which       inserted in Box [1].      (as set out in Box
         you wish to                                      [1] above) to
         receive new                                      receive new Telewest
         Telewest shares                                  shares or cash as
         only:                                            appropriate.
         OR
     (b) you should insert
         in Box [2B] the
         number of General
         Cable shares in
         respect of which
         you wish to
         receive cash
         only.



-------------------------------------------------------------------------------

[3]  SIGNATURES                                           Sign here  [_]

     You must sign Box          General Cable             page 4 of this Form.
     [3] regardless of          shareholders (if any)     In the case of a
     which other Box(es)        or otherwise have any     holder which is a
     you complete.              financial interest in     corporate body, this
     Each holder who is an      the General Cable         Form must be executed
     individual should          shares or in the          under seal, the seal
     execute this Form of       proceeds resulting        being affixed and
     Acceptance by              from the execution of     witnessed in
     completing and             this Form. The same       accordance with its
     signing Box [3] in         person may witness        Articles of
     the presence of an         each signature of         Association or other
     independent witness        joint holder(s).          regulations, or
     who should also sign       If this Form is not       alternatively signed
     where indicated and        signed by the             as a deed by a
     add his or her name        registered General        director and the
     and address.               Cable shareholder(s),     secretary or two
     IN THE CASE OF JOINT       insert the name(s)        directors in
     REGISTERED GENERAL         and capacity (e.g.        accordance with the
     CABLE SHAREHOLDERS         executor) of the          provisions of section
     ALL MUST SIGN.             person(s) signing         36A or 36B of the
     The witness must be        this Form of              Companies Act 1985.
     over 18 years of age       Acceptance. You           This Form shall take
     and should not be one      should also deliver       effect as a deed
     of the joint               evidence of your          executed by you and
     registered                 authority in              by any joint holders.
                                accordance with the
                                notes on

-------------------------------------------------------------------------------

[4]  NAMES AND ADDRESS(ES)                                Complete here  [_]

     Complete Box [4]           you any                   outside Canada,
     with the full name         consideration. If the     Australia and Japan
     and address of the         address of the first      is provided until
     sole or first named        named holder in Box       such an address is
     holder together with       [4] is in Canada,         provided.
     the names of ALL           Australia or Japan
     other registered           you must provide in
     holders in BLOCK           Box [5] an alternative
     CAPITALS.                  address outside Canada,
     Unless you complete        Australia and Japan for
     Box [5], the address       the despatch of
     of the first named         consideration. No
     holder inserted in         consideration will be
     Box [4] is the             despatched in the event
     address which will be      that no address
     used when sending






-------------------------------------------------------------------------------

[5]  ALTERNATIVE ADDRESS                                  Complete here  [_]

     If you want the            an address in Canada,     holders with
     consideration and/or       Australia or Japan,       registered addresses
     other document(s) to       you should complete       in Canada, Australia
     be sent to someone         Box [5].                 or Japan and by
     other than the first-      Box [5] must be           holders who have
     registered holder          completed (but not        completed Box [4]
     (e.g. your bank            with an address           with an address in
     manager or stockholder),   in Canada, Australia      Canada, Australia or
     but not                    or Japan) by              Japan.
     to

-------------------------------------------------------------------------------

[6]  PARTICIPANT ID AND MEMBER ID                         Complete here  [_]

     If your General Cable      of) the General Cable     number of this Form
     shares are in CREST,       shares concerned to       and the other
     you must insert in         an escrow balance,        information referred
     Box [6] the                specifying in the TTE     to in paragraph 22 of
     participant ID and         instruction the           the letter from
     the member account ID      participant ID and        Schroders set out in
     under which such           member account ID         the Offer Document.
     General Cable shares       inserted in Box [6].      The Form of
     are held by you in         You must also specify     Acceptance reference
     CREST.                     the Form of               number appears at the
     You must also              Acceptance reference      foot of page 1 of
     transfer (or procure                                 this Form.
     transfer

-------------------------------------------------------------------------------
[7]  OVERSEAS PERSONS                                     Complete here  [_]

     If you are unable to       MUST PUT "YES" in Box
     give the warranties        [7].
     required by paragraph      If you do not put
     (6) of Part C of           "YES" in Box [7] you
     Appendix I to the          will be deemed to
     Offer Document YOU         have given such
                                warranties.

-------------------------------------------------------------------------------

PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4 IN BLOCK CAPITALS
The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form.

--------------------------------------------------------------------------------

[1] TO ACCEPT THE OFFER                                       BOX [1]
                                                        ------------------------

    Complete Box [1] and Box [4] and sign Box [3]


                                                          No. of General Cable
                                                          shares for which you
                                                          are accepting the
                                                          Offer
                                                        ------------------------
--------------------------------------------------------------------------------

[2] TO MAKE AN ELECTION UNDER THE MIX AND                     BOX [2A]
    MATCH ELECTION                           -----------------------------------

    Complete Box [1], Box [2A] OR Box [2B]
    and Box [5] and sign Box [3]

                                               No. of General Cable shares for
                                               which you wish to receive new
                                               Telewest shares only (if
                                               available)
                                             -----------------------------------

    DO NOT FILL IN BOTH BOX [2A] AND BOX [2B]               BOX [2B]
                                             -----------------------------------
                                               No. of General Cable shares for
                                               which you wish to receive cash
    The number in Boxes [2A]or [2B] must not   only (if available)
    exceed the number in Box [1].           ------------------------------------
--------------------------------------------------------------------------------

[3] SIGN HERE TO ACCEPT THE OFFER  BOX [3]
    ----------------------------------------------------------------------------
      Signed and delivered as a deed by:   Witnessed by:

   1. _________________________________    1 Name ________________  Address _________________

                                           _______________________  Signature _______________
   2. _________________________________    2 Name ________________  Address _________________

                                           _______________________  Signature _______________
   3. _________________________________    3 Name ________________  Address _________________

                                           _______________________  Signature _______________
   4. _________________________________    4 Name ________________  Address _________________

                                           _______________________  Signature _______________

NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER SHOULD BE WITNESSED
--------------------------------------------------------------------------------

[4] FULL NAME(S) AND ADDRESS(ES)            BOX [_]4
--------------------------------------------------------------------------------

            First named registered holder                     Joint registered holder(s)
   1 Forename(s)                                    2 Forename(s)
                ---------------------------------                -------------------------------
   Surname                                          Surname
          ---------------------------------------           ------------------------------------
              (State Mr., Mrs., Miss or title)                (State Mr., Mrs., Miss or title)

   Address                                          3 Forename(s)
          ---------------------------------------                -------------------------------

                                                    Surname
   ----------------------------------------------          -------------------------------------
                                                              (State Mr., Mrs., Miss or title)

                         Postcode                   4 Forename(s)
   ----------------------        ----------------                -------------------------------

                                                    Surname
                                                           -------------------------------------
                                                              (State Mr., Mrs., Miss or title)
------------------------------------------------------------------------------------------------

                                            ------------------------------------
  Please enter here a daytime telephone
  number (including STD code) where you can
  be contacted in the event of any query
  arising from completion of this Form of
  Acceptance.
                                            ------------------------------------
--------------------------------------------------------------------------------
                                                           ---------------------
[5] ADDRESS OUTSIDE CANADA, AUSTRALIA AND JAPAN TO            For use by the
    WHICH CONSIDERATION AND/OR OTHER DOCUMENT(S) IS/ARE       Registrar/the
    TO BE SENT IF NOT YOUR OWN                                London Stock
                                                              Exchange
                     BOX [5]
    -----------------------------------------------------
      Name
          ----------------------------------------------
      Address
             -------------------------------------------
                                 Postcode
      ---------------------------        ---------------   ---------------------
--------------------------------------------------------------------------------

[6] PARTICIPANT ID AND MEMBER ACCOUNT ID                       BOX [6]
                                                      --------------------------

    Complete this Box only if your General Cable         Participant ID
    shares are in CREST
                                                      --------------------------
                                                         Member Account ID

                                                         ---------------------
                                                      --------------------------

--------------------------------------------------------------------------------

[7] OVERSEAS PERSONS ONLY                                      BOX [_7]
                                                      --------------------------

    Please put "YES" in Box [_]7 only if you are
    unable to give the representations and
    warranties required by paragraph (b) of
    Part C of Appendix I to the Offer Document.
                                                     ---------------------------
--------------------------------------------------------------------------------

            ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM

All signatures by individual shareholders or their attorneys must be independently witnessed and each witness must complete his or her details and sign his or her name in the place provided in Box [_]3 of this Form next to the signature of the relevant General Cable shareholder (or his or her attorney as the case may be). In the case of a joint holding, ALL the joint holders must sign personally or under a power of attorney and each individual signature must be independently witnessed. A company may either execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations or, if applicable, in accordance with section 36A or 36B of the Companies Act 1985.

In order to avoid inconvenience and delay, the following points may assist you:

1. IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY):
   Send this Form by the quickest means (e.g. air mail) to the holder (unless he is in Canada, Australia or Japan) for execution or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case, the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting. No other signatures are acceptable.

2. IF YOU HAVE SOLD ALL OF YOUR HOLDING OF GENERAL CABLE SHARES:

   If you have sold all your holding of General Cable shares, you should at once send this Form to the purchaser (unless he is in Canada, Australia or Japan) or to the stockbroker, bank or other agent through whom you made the sale for transmission to the purchaser.

3. IF THE SOLE HOLDER HAS DIED:
   If grant of probate or letters of administration has/have been registered with General Cable, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to Lloyds Bank Registrars at either of the addresses given on page 1 of this Form.

   If grant of probate or letters of administration has/have not been registered with General Cable, the personal representative(s) or prospective personal representative(s) should sign this Form and forward it to Lloyds Bank Registrars, at either of the addresses given on page 1, together with the share certificate(s) and/or other documents of title. However, grant of probate or letters of administration must be lodged with Lloyds Bank Registrars before the consideration due under the Offer can be forwarded to the personal representative(s).

4. IF ONE OF THE JOINT HOLDERS HAS DIED:
   This Form is valid if signed by the surviving holder(s) and lodged with Lloyds Bank Registrars with the share certificate(s) and/or other document(s) of title and death certificate, grant of probate or letters of administration of the deceased holder.

5. IF YOUR GENERAL CABLE SHARES ARE IN CERTIFICATED FORM AND THE SHARE CERTIFICATES ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER AGENT:
   Complete this Form and, if the share certificate(s) is/are readily available, arrange for it/them to be lodged by your agent with Lloyds Bank Registrars at either of the addresses given on page 1 of this Form, accompanied by the share certificate(s) and/or other document(s) of title.

   If the certificate(s) is/are not readily available, lodge this form with Lloyds Bank Registrars at either of the addresses given on page 1 duly completed together with a note saying e.g. "certificates to follow", and arrange for the certificate(s) to be forwarded as soon as possible thereafter. (It will be helpful for your agent to be informed of the full terms of the Offer.)

6. IF YOUR GENERAL CABLE SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE HAS BEEN LOST:
   Complete and lodge this Form together with a letter of explanation and any available certificate(s) with Lloyds Bank Registrars at either of the addresses given on page 1. You should then write to the Registrar of General Cable, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, for a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with Lloyds Bank Registrars, at either of the addresses given on page 1, in support of this Form.

7. IF YOUR GENERAL CABLE SHARES ARE IN CREST

   You should take the action set out in the paragraph headed "Procedure for acceptance of the Offer" in the letter from Schroders contained in the Offer Document to transfer your General Cable shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance reference number (which appears at the foot of page 1 of this Form of Acceptance) so that such number can be inserted in the TTE instructions.

   If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance, as only your CREST sponsor will be able to send the necessary TTE instructions to CRESTCo.

8. IF YOUR FULL NAME OR OTHER PARTICULARS DIFFER FROM THOSE APPEARING ON THE
   CERTIFICATE:
   (a) Incorrect name, eg:
       Name on the certificate       James Smith
       Correct name                  James Smythe
       complete this Form with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who has signed this Form are one and the same.
   (b) Incorrect address:

       write the correct address in Box [_]4 of this Form.
   (c) Change of name:
       lodge your marriage certificate or the deed poll with this Form for noting.

9. IF YOU ARE NOT RESIDENT IN THE UNITED KINGDOM:

   The attention of General Cable shareholders not resident in the United Kingdom is drawn to paragraph 8 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.

   Without prejudice to paragraph 8 of Part B of Appendix I of the Offer Document, Telewest reserves the right to treat as valid any acceptance of the Offer (but not an election under the Mix and Match Election) which is not entirely in order or which is not accompanied by the relevant transfer to escrow or (as appropriate) the relevant share certificate(s) and/or other documents(s) of title. In that event, no payment of cash or allotment of new Telewest shares under the Offer will be made until after the relevant transfer to escrow has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to Telewest have been received.

   The invalidity of an election for the Mix and Match Election will not affect the validity of an acceptance of the Offer.

                                    Page 4